Financial income (Tables)	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Schedule of financial income

	2025	2024	2023

Financial income	1,629,877	861,759	1,239,753
Interest on investments	805,271	417,366	479,968
Interest received from customers	52,091	39,914	29,467
Swap interest (ii)	286,489	244,865	483,785
Interest income on lease receivable	28,955	28,428	28,041
Inflation adjustment (i)	370,691	108,823	175,686
Other derivatives (iii)	-	19,587	39,173
Other revenue	86,380	2,776	3,633

(i)	A substantial part is related to monetary restatement on tax credits and judicial deposits. In 2025, TIM reversed an accounting provision related to the Public Civil Action filed by the Public Ministry of the Federal District and Territories, in which alleged defects in the quality of service provision for users of the Infinity plan are discussed, in the amount of R$ 169 million, consisting of R$ 50 million principal and R$ 119 million inflation adjustment, as mentioned in Note 23 a.2.

(ii)	Represents gains obtained from swap instruments obtained to hedge the Company from changes in interest rates on debts.

(iii)	In 2024 and 2023, the effect is the difference between the market value and the cost of the share subscription options related to the operational partnership with Banco C6, started in 2020, to which the Company was entitled in the period due to the achievement of contract targets. Such partnership was terminated in the first quarter of 2025, see Notes 12 and 36.